UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2006

(Exact name of registrant as specified in its charter): IndyMac MBS, Inc.

Delaware	333-132042-36	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (626) 535-5555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This 8-K/A has, as attached, the final Pooling and Servicing Agreement for the transaction referenced herein and supersedes the Pooling and Servicing Agreement filed earlier under Form 8-K on October 11, 2006.

Description of the Certificates and the Mortgage Pool

On September 25, 2006 (the “Closing Date”), a series of certificates, entitled IndyMac Residential Mortgage-Backed Trust, Series 2006-L3 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of September 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among IndyMac MBS, Inc. as depositor (the “Depositor”), IndyMac Bank F.S.B. (“IndyMac Bank”) as seller (the “Seller”) and as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of eight classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M Certificates, Class B Certificates, Class C Certificates, Class P Certificates and Class R Certificates. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool (the “Mortgage Pool”) of fixed and adjustable-rate residential lot mortgage loans (the “Mortgage Loans”) that were transferred to the Trust Fund on the Closing Date. The Mortgage Loans had an aggregate principal balance of $168,885,309 as of September 1, 2006 (the “Cut-off Date”).

The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class M Certificates were sold by the Depositor to Lehman Brothers Inc. as representative of the underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated September 21, 2006 (the “Underwriting Agreement”) among the Depositor, IndyMac Bank and the Underwriters. The Class B Certificates, Class C Certificates and Class P Certificates were delivered by the Depositor to the Seller as partial consideration for the Mortgage Loans constituting the pool assets. The Class R Certificates were sold to Wachovia Bank N.A.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class Offered Certificates	Initial Certificate Principal Balance(1)	Pass-Through Rate(2)

A-1	$ 96,829,000.00	Variable

A-2	$ 49,045,000.00	Variable

A-3	$ 20,786,000.00	Variable

M	$ 759,000.00	Variable

(1)	Approximate.
(2)	The pass-through rate on each class Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Agreement, subject to the rate caps described in the Agreement.

The Certificates, other than the Class B Certificates, Class C Certificates, the Class P Certificates and the Class R Certificates, are more particularly described in the Prospectus Supplement, dated September 21, 2006 (the “Prospectus Supplement”), and the Prospectus, dated June 14, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B Certificates, Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of September 1, 2006, by and among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2006-L3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2006

INDYMAC MBS, INC.

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

Index to Exhibits

Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of September 1, 2006, by and among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series 2006-L3 Certificates.